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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

        In connection with the accompanying Annual Report of Equus Capital Partners, L.P. (the "Partnership") on Form 10-K for the period ended December 31, 2002 (the "Report"), I, Nolan Lehmann, President and Principal Financial and Accounting Officer of Equus Capital Corporation, the Managing General Partner, hereby certify that:

        (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:  March 31, 2003                        /s/ Nolan Lehmann
                                              ----------------------------------
                                              Nolan Lehmann
                                              President
                                              Principal Financial and Accounting
                                              Officer of Equus Capital
                                              Corporation Managing General
                                              Partner